[SHIP]

                            [THE VANGUARD GROUP LOGO]

                                 VANGUARD FUNDS

             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

The section of this Statement of Additional Information concerning Trading Shares Through Charles Schwab is no longer applicable.











(C)2001 The Vanguard Group, Inc. All rights reserved.               BSCSN 012001
Vanguard Marketing Corporation, Distributor.